Exhibit 99.1

       Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and
         Circumstances Relating to Exchange Act Filings

I, Bernard J. Beaudoin, Chairman of the Board, President and
Chief Executive Officer of Great Plains Energy Incorporated, state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of Great Plains Energy Incorporated, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Company's audit committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Report on Form 10-K for the year ended December 31, 2001 of Great Plains Energy Incorporated;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Great Plains Energy Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          - any amendments to any of the foregoing.



      /s/Bernard J. Beaudoin       Subscribed and sworn to
      Bernard J. Beaudoin          before me this 12th day of
	                           August, 2002
      August 12, 2002
                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   My Commission Expires:  April 8, 2004